EXTINGUISHMENT OF DEBT	12 Months Ended
Dec. 31, 2012
Extinguishment of Debt Disclosures [Abstract]
EXTINGUISHMENT OF DEBT

As described in Note 9 above, in connection with entering into the 2012 Credit Agreement, we terminated our 2010 Credit Agreement. As such, during the third quarter of 2012, we wrote-off $2.6 million of previously deferred financing costs associated with the terminated 2010 Credit Agreement and recorded the charge as loss on extinguishment of debt on the accompanying condensed statements of operations.

In connection with the 2012 Credit Agreement, we have incurred $1.4 million of deferred financing costs, which are classified as Other Assets on the accompanying condensed consolidated balance sheet, and are being amortized over the term of the 2012 Credit Agreement using the straight line method, which approximates the effective interest method.